Exhibit 10.2

PLEDGE AGREEMENT
This PLEDGE AGREEMENT, dated as of August 4, 2016 (as may be amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”) made by HARVEST CAPITAL CREDIT CORPORATION, a Delaware corporation (“Pledgor”), in favor of PACIFIC WESTERN BANK, a California state chartered bank, in its capacity as agent (in such capacity, together with its successors and assigns, the “Agent”) on behalf of itself as a Lender (as defined below) and the other Lenders.
W I T N E S S E T H:
WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of October 29, 2013 (as amended by (i) that certain First Amendment to Loan and Security Agreement, dated as of December 30, 2013, (ii) that certain Second Amendment to Loan and Security Agreement, dated as of December 17, 2014, (iii) that certain Third Amendment to Loan and Security Agreement, dated as of September 22, 2015, and (iv) that certain Fourth Amendment to Loan and Security Agreement and Joinder and Limited Waiver and Consent (the “Fourth Amendment”), dated as of the date hereof (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Agent, Pledgor and each other Person party thereto from time to time as “Borrower” thereunder (collectively, the “Borrower”), and the financial institutions party thereto from time to time as lenders (each a “Lender” and collectively, the “Lenders”), Agent and the Lenders have made available to Borrower certain financial accommodations (the “Loan”);
WHEREAS, Pledgor is the record and beneficial direct owner of certain shares of stock, membership interests, partnership interests or other equity interests in the Pledged Entities;
WHEREAS, Pledgor directly benefits from the Loans made available to and continuing to be made available to Borrower under the Loan Agreement and the other Loan Documents;
WHEREAS, in order to induce the Agent and the Lenders to enter into the Fourth Amendment on the date hereof and to continue making the Loans and other financial accommodations in connection therewith, Pledgor has agreed to pledge the Pledged Collateral (as defined below) to Agent, for the benefit of Lenders, in accordance herewith;
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Agent to enter into the Loan Agreement and to continue to make loans under the Loan Agreement, it is agreed as follows:
1.Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):
“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.
“Pledged Entity” means an issuer of Pledged Equity.
“Pledged Equity” means all shares, membership interests, partnership interests or other equity interests in each of the entities identified on Schedule I attached hereto (as supplemented from time to time as provided herein), whether such shares or interests are identified on Schedule I or not, and whether now owned or hereafter acquired by Pledgor.
“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.
2.
    Pledge.
(a)
    Pledgor hereby pledges and grants to Agent a first priority and exclusive security interest in all of its right, title and interest in and to the following (collectively, the “Pledged Collateral”):
a.the Pledged Equity and any certificates representing the Pledged Equity, all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity; and
b.such portion, as determined by Agent as provided in Section 6(d) below, of any additional shares of stock, membership interests, partnership interests or other equity interests of a Pledged Entity from time to time acquired by Pledgor in any manner (which shares, membership interests, partnership interests or other equity interests shall be deemed to be part of the Pledged Equity), and any certificates representing such additional shares, membership interests, partnership interests, or other equity interests, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such stock, membership interests, partnership interests or other equity interests.
(b)
    Notwithstanding the foregoing (and without limiting the effect of Section 8(a) herein below), unless and until an Event of Default shall have occurred and be continuing (and in any event subject to the terms and provisions of the Loan Agreement), Pledgor shall be entitled to (x) exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Equity or any part thereof, and (y) receive and retain, free and clear of the Lien granted hereunder, any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Equity to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Loan Agreement and the other Loan Documents.
3.
    Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations (collectively, the “Secured Obligations”). Pledgor acknowledges and agrees that this Agreement is a Security Document.
4.
    Delivery of Pledged Collateral. All certificates evidencing the Pledged Collateral (together with the applicable transfer powers executed in blank) shall be delivered to and held by or on behalf of Agent pursuant hereto on the date hereof. All Pledged Equity which are represented by certificates shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent.
5.
    Representations and Warranties. Pledgor represents and warrants to Agent that:
(a)
    Pledgor is, and at the time of delivery of the Pledged Equity to Agent will be, the sole holder of record and the sole beneficial owner of all shares, membership interests, partnership interests or other equity interests in each Pledged Entity, free and clear of any Lien thereon or affecting the title thereto, except for any Lien created or otherwise permitted by the Loan Documents;
(b)
    all of the Pledged Equity have been duly authorized, validly issued and are fully paid and if applicable, non‑assessable;
(c)
    Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Agent as provided herein;
(d)
    none of the Pledged Equity have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;
(e)
    all of the Pledged Equity are presently owned by Pledgor as set forth in Section 5(a) above and are presently represented by the certificates listed, if any, on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity;
(f)
    no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except (x) filings to perfect the security interests created hereby and (y) as has been obtained prior to the date hereof and as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;
(g)
    this pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement, together with the filing of the appropriate financing statement with the appropriate filing authority, will create a valid, first priority and exclusive Lien on and a first priority, perfected security interest in favor of Agent in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien other than any Lien created or otherwise permitted by the Loan Documents;
(h)
    this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law);
(i)
    the Pledged Equity constitute one-hundred percent (100%) of the issued and outstanding shares of stock, membership interests, partnership interests or other equity interests of the Pledged Entities;
(j)
    the execution, delivery and performance by Pledgor of this Agreement and the consummation of the transactions contemplated hereby and the creation and granting of the security interests and Liens contemplated hereby do not and will not (to the best of Pledgor’s knowledge and except as permitted by the Loan Documents) (i) conflict with or violate any provision of any Applicable Law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Pledgor or any of its properties or assets in effect on the date hereof, except to the extent that such conflict or violation could not, individually or in the aggregate, be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of, constitute a default of or an event of default under, require any consent not obtained under, or result in or require the acceleration of any Indebtedness pursuant to, any indenture, agreement or other instrument to which Pledgor or any entity whose securities or other ownership interests constitute part of the Pledged Collateral is a party or by which it or they, or any of its or their respective properties or assets are bound or subject; (iii) if applicable, conflict with or violate any provision of the articles of incorporation or formation, by-laws, limited liability company agreement or similar documents of Pledgor or any agreement by and between Pledgor or any Pledged Entity and its shareholders, members, partners or other equity owners or among any such shareholders, members, partners or other equity owners; or (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Pledgor (except as contemplated herein); and
(k)
    there is no action, suit, proceeding or investigation pending or, to Pledgor’s knowledge, threatened against or affecting the Pledged Collateral, Pledgor, this Agreement or the transactions contemplated hereby, that questions or could reasonably be expected to prevent the validity of this Agreement or the right or ability of Pledgor to enter into this Agreement or to consummate the transactions contemplated hereby.
The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.
6.
    Covenants. Pledgor covenants and agrees that until the termination of the Loan Agreement and release of the Collateral thereunder in accordance with the terms of the Loan Agreement:
(a)
    Without the prior written consent of Agent, Pledgor shall not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan Documents;
(b)
    Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may reasonably request in order to ensure to Agent and the Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the delivery of any necessary control agreements and the filing of any necessary UCC financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Agent, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;
(c)
    Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;
(d)
    Pledgor will, upon obtaining ownership of any additional stock, membership interests, partnership interests or other equity interests of any other Person joined to the Loan Agreement as a Borrower, which stock, membership interests, partnership interests or other equity interests are not already Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional stock, membership interests, partnership interests or other equity interests pursuant to which Pledgor shall pledge to Agent all of such additional stock, membership interests, partnership interests or other equity interests. Pledgor hereby authorizes Agent to attach any Pledge Amendment to this Agreement and agrees that all Pledged Equity listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; and
(e)
    Pledgor will not permit any Pledged Entity to amend or otherwise modify any of its organizational documents in any manner, except (x) to the extent such amendment or modification could not be reasonably expected to have a Material Adverse Effect, and (y) as otherwise permitted under the Loan Documents.
7.
    Waiver of Transfer Restrictions. Pledgor hereby consents to the terms and conditions contained in this Agreement, to the transactions contemplated thereby and to all future amendments hereto, notwithstanding any limitations or restrictions on such transactions set forth in the governing documents of the Pledged Entities or otherwise with respect to the transfer of the Pledged Equity. Without limiting the foregoing, Pledgor agrees that any rights of first refusal, options to purchase or other conditions or restrictions affecting the transfer of the Pledged Equity shall not be triggered by, or otherwise in any respect be applicable to, the execution and delivery of this Agreement or the exercise of Agent’s rights and remedies under this Agreement, as amended from time to time, and upon Agent’s exercise of its rights and remedies under this Agreement (as amended from time to time), Agent, any other Lender, a purchaser at a foreclosure sale of the Pledged Equity or such party’s designee shall be immediately and automatically admitted as an owner of the applicable Pledged Entity with all ownership rights accruing to it (including, without limitation, all rights to distributions and voting) without the need to obtain the consent of any owner or a Pledged Entity or to provide or comply with a right of first refusal or option to purchase with the respect to the Pledged Equity in favor of any owner, a Pledged Entity or any other Person, notwithstanding anything in the governing documents of a Pledged Entity, any agreement amongst one or more of the Pledgor with respect to the Pledged Equity or otherwise to the contrary or in conflict thereof.
8.
    Defaults and Remedies; Proxy.
(a)
    Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all rights, powers, options and remedies provided for in the Loan Agreement or any other Loan Documents or under the applicable Uniform Commercial Code or other Applicable Law, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. All rights and remedies under this Agreement and the other Loan Documents are cumulative and are not alternative to or exclusive of any other rights or remedies Agent may have. The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy. Any sale shall be made at a public or private sale at Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may reasonably deem fair and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or (to the maximum extent permitted by Applicable Law) any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its reasonable discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY‑IN‑FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED EQUITY, WITH FULL POWER OF SUBSTITUTION TO DO SO; PROVIDED, THAT SUCH PROXY AND ATTORNEY-IN-FACT SHALL ONLY BE EXERCISED BY AGENT DURING THE EXISTENCE AND CONTINUANCE OF AN EVENT OF DEFAULT UPON WRITTEN NOTICE OF SAID EVENT OF DEFAULT TO PLEDGOR. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL (I) THE SECURED OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL, IN CASH AND OTHERWISE FULLY SATISFIED AND (II) AGENT SHALL HAVE NO FURTHER OBLIGATIONS, AND PLEDGOR SHALL HAVE NO FURTHER RIGHTS, UNDER THE LOAN DOCUMENTS. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED EQUITY, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED EQUITY WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, MEMBERS AND PARTNERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS, MEMBERS AND PARTNERS AND VOTING AT SUCH MEETINGS) AND TO TAKE ALL ACTIONS AS AGENT MAY CONSIDER NECESSARY IN ITS SOLE DISCRETION TO PROTECT, PERFECT AND REALIZE UPON ITS LIEN AND SECURITY INTEREST IN THE PLEDGED COLLATERAL. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED EQUITY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED EQUITY OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UPON WRITTEN NOTICE OF SAID EVENT OF DEFAULT TO PLEDGOR. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.
(b)
    If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its reasonable discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its sole discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to Pledgor.
(c)
    [Intentionally omitted].
(d)
    [Intentionally omitted].
(e)
    Pledgor recognizes that, by reason of certain prohibitions contained in the applicable securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration of such Pledged Collateral under the applicable securities laws, to restrict such sale to a purchaser who is an “accredited investor” under the applicable securities laws and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition, Agent shall not be required to effect any registration of the Pledged Collateral under the applicable securities laws or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:
(i)
    as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;
(ii)
    as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;
(iii)
    as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and
(iv)
    as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be affected in compliance with the United States Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.
(f)
    Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Pledged Entity to register such securities for public sale under applicable state securities laws, even if Pledgor and such Pledged Entity would agree to do so.
(g)
    Pledgor agrees, to the maximum extent permitted by Applicable Law, that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, or moratorium law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Moreover, Pledgor agrees that Agent may sell the Pledged Collateral in the exercise of its rights hereunder free and clear of any right of redemption. Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.
(h)
    Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against Agent in an action for specific performance of such covenants except for a defense that no Event of Default has then occurred and is continuing or that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.
9.
    Waiver. No delay on Agent’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent’s rights as against Pledgor in any respect.
10.
    Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.
11.
    Waivers. Pledgor hereby waives setoff, counterclaim, recoupment, demand, presentment, protest, all defenses with respect to any and all instruments and all notices (other than such notices expressly required by this Agreement or any other Loan Document) and demands of any description (including, without limitation, notice of acceptance hereof, notice of any Loan or Loan Advance made, letter of credit issued, credit extended, collateral received or delivered) and the pleading of any statute of limitations as a defense to any demand under any Loan Document, it being the intention that Pledgor shall remain liable under the Loan Documents until the full amount of all Secured Obligations shall have been indefeasibly paid in cash and performed and satisfied in full and the Loan Agreement terminated, notwithstanding any act, omission or anything else which might otherwise operate as a legal or equitable discharge of Pledgor.
12.
    [Reserved].
13.
    [Reserved].
14.
    Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. This paragraph shall survive the repayment of the Secured Obligations and the termination of the Loan Agreement.
15.
    Miscellaneous.
(a)
    Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.
(b)
    Pledgor agrees to promptly reimburse Agent for actual out‑of‑pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.
(c)
    Neither Agent nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except to the extent of its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
(d)
    THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS.
(e)
    THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA (“FEDERAL LAW”) AND, FOR THE PURPOSES OF EXPORTATION OF INTEREST AND INTEREST FEES UNDER FEDERAL LAW, AGENT RELIES ON CALIFORNIA LAW. TO THE EXTENT THAT STATE LAW APPLIES AND IS NOT PREEMPTED BY FEDERAL LAW, THEN PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS AGREEMENT WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. TO THE EXTENT THAT AGENT OR ANY LENDER HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, WHETHER AS A NATIONAL BANK OR OTHERWISE, THIS PARAGRAPH SHALL NOT BE DEEMED TO DEPRIVE AGENT OR SUCH LENDER OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW; PROVIDED, THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PLEDGED COLLATERAL IS LOCATED. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERN THIS AGREEMENT.
16.
    Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.
17.
    Notices. All notices hereunder shall be provided as set forth in the Loan Agreement. Any notices to Agent or Pledgor shall be at the address set forth in the Loan Agreement or at such other address as Agent or Pledgor may designate pursuant thereto.
18.
    Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
19.
    Phrases. When used in this Agreement, wherever the context of this Agreement may so require, the gender shall include the masculine, feminine and neuter, and the singular shall include the plural and vice versa.
20.
    Counterparts. This Agreement may be executed in any number of counterparts (which shall, collectively and separately, constitute one agreement) and delivered by facsimile, portable document format (.pdf), or other electronic means, which facsimile, portable document format (.pdf), or other electronic signatures shall be considered original executed counterparts.
21.
    Benefit of Agent and the Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and the Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Loan Agreement.
22.
    Waiver of Jury Trial.
(a)EACH PARTY HEREBY (i) EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND (ii) AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.
(b)IN THE EVENT ANY SUCH CLAIM OR CAUSE OF ACTION IS BROUGHT OR FILED IN ANY UNITED STATES FEDERAL COURT SITTING IN THE STATE OF CALIFORNIA OR IN ANY STATE COURT OF THE STATE OF CALIFORNIA, AND THE WAIVER OF JURY TRIAL SET FORTH IN CLAUSE (a) ABOVE IS DETERMINED OR HELD TO BE INEFFECTIVE OR UNENFORCEABLE, THE PARTIES AGREE THAT ALL CLAIMS AND CAUSES OF ACTION SHALL BE RESOLVED BY REFERENCE TO A PRIVATE JUDGE SITTING WITHOUT A JURY, PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, BEFORE A MUTUALLY ACCEPTABLE REFEREE OR, IF THE PARTIES CANNOT AGREE, A REFEREE SELECTED BY THE PRESIDING JUDGE OF THE LOS ANGELES COUNTY, CALIFORNIA. SUCH PROCEEDING SHALL BE CONDUCTED IN LOS ANGELES COUNTY, CALIFORNIA, WITH CALIFORNIA RULES OF EVIDENCE AND DISCOVERY APPLICABLE TO SUCH PROCEEDING. IN THE EVENT CLAIMS OR CAUSES OF ACTION ARE TO BE RESOLVED BY JUDICIAL REFERENCE, ANY PARTY MAY SEEK FROM ANY COURT HAVING JURISDICTION THEREOVER ANY PREJUDGMENT ORDER, WRIT OR OTHER RELIEF AND HAVE SUCH PREJUDGMENT ORDER, WRIT OR OTHER RELIEF ENFORCED TO THE FULLEST EXTENT PERMITTED BY LAW NOTWITHSTANDING THAT ALL CLAIMS AND CAUSES OF ACTION ARE OTHERWISE SUBJECT TO RESOLUTION BY JUDICIAL REFERENCE.
[Remainder of page intentionally blank; signature pages follow.]
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
PLEDGOR:

HARVEST CAPITAL CREDIT CORPORATION,
a Delaware corporation

By:     /s/ Richard P. Buckanavage
Name:    Richard P. Buckanavage
Title:     Chief Executive Officer and President

ACKNOWLEDGMENT
The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books and records the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Collateral in the name of Agent or its nominee or the exercise of voting rights by Agent, and, after written notice from Agent that an Event of Default has occurred, it agrees, that in acting upon the instructions of Agent, it will not require the further consent of, or seek further instruction from, Pledgor at any time (and without limiting the foregoing, it acknowledges and agrees that, pursuant to the Pledge Agreement, Pledgor has waived, among other things, all rights of first refusal, options to purchase or other conditions or restrictions with respect to the transfer of Pledged Equity in connection with the execution, delivery and enforcement of the Pledge Agreement).

ACKNOWLEDGED AND AGREED:

HCAP EQUITY HOLDINGS, LLC,
a Delaware limited liability company
By:    Harvest Capital Credit Corporation,
its sole Member
By:    /s/ Richard P. Buckanavage
Name:    Richard P. Buckanavage
Title:    Chief Executive Officer and President

SCHEDULE I
PLEDGED EQUITY

Name and Address of Pledgor	Pledged Entity	Class of Stock, Membership Interests or Partnership Interests	Certificate Number(s)	Number of Shares, Membership Interests or Partnership Interests
Harvest Capital Credit Corporation 767 Third Avenue, 25th Floor New York, New York 10017 Attn: Richard P. Buckanavage, President and CEO	HCAP EQUITY HOLDINGS, LLC, a Delaware limited liability company	N/A	N/A	100%

SCHEDULE II
PLEDGE AMENDMENT
This PLEDGE AMENDMENT, dated [___________], 20[__], is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement.
The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, as to the shares, membership interests, partnership interests and other equity interests pledged prior to this Pledge Amendment and as to the shares, membership interests, partnership interests and other equity interests pledged pursuant to this Pledge Amendment.
The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated August 4, 2016, HARVEST CAPITAL CREDIT CORPORATION, a Delaware corporation, in favor of PACIFIC WESTERN BANK, a California state chartered bank (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge Agreement”) and that the Pledged Equity listed on Annex A to this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.
The undersigned (i) acknowledges that any shares, membership interests, partnership interests or other equity interests not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations, and (ii) represents and warrants that all representations and warranties set forth in the Pledge Agreement, are true, correct and complete as to the Pledged Equity listed on this Pledge Amendment as if made on the date hereof.

HARVEST CAPITAL CREDIT CORPORATION,
a Delaware corporation

By:
Name:    Richard P. Buckanavage
Title:     Chief Executive Officer and President

ANNEX A
to Pledge Amendment
PLEDGED EQUITY

Name and Address of Pledgor	Pledged Entity	Class of Stock, Membership Interests or Partnership Interests	Certificate Number(s)	Number of Shares, Membership Interests or Partnership Interests
[__________] [__________] [__________] Attn: [__________]	[__________]	[__________]	[__________]	[__________]

[Harvest] Pledge Agreement